UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X]	Definitive Information Statement.

RAADR, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

	1)	Amount previously paid:
	2)	Form, schedule or registration statement no.:
	3)	Filing party:
	4)	Date filed:

RAADR, INC.

2432 West Peoria Ave, Suite 1346  ◆  Phoenix, Arizona 85029  ◆  (480) 755-0591  ◆  Fax: (602) 297-6658

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

IN LIEU OF SPECIAL MEETING OF STOCKHOLDERS

March 14, 2016

To Our Stockholders:

NOTICE IS HEREBY GIVEN to inform the holders of record of shares of our common stock that on January 27, 2016, our board of directors and stockholders holding a majority of our voting shares authorized the following actions:

•

An amendment to our Articles of Incorporation to be filed with the Secretary of State of Nevada to increase the number of common shares we are authorized to issue.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

There are 400,000,000 shares of our common stock authorized, of which 119,721,984 shares are issued and outstanding as of January 27, 2016. There are 100,000,000 shares of our preferred stock authorized, of which 20 million shares have been designated as Series A Preferred Stock, with none outstanding as of September 30, 2015. 1,000,000 shares of preferred stock have been designated as Series E, with 1,000,000 shares outstanding as of January 27, 2016. 625,000 shares of preferred stock have been designated Series B as of December 7, 2015, with 324,875 shares outstanding. Each share of our common stock is entitled to one vote in connection with the matters described.

The outstanding shares of Series E preferred share have the right to take action by written consent or vote based on the number of votes equal to twice the number of votes of all outstanding shares of common stock. As a result, Jacob DiMartino, the record and beneficial owner of the Series E preferred stock, has 2/3rds of the voting power of all shareholders at any time corporate action requires a vote of shareholders.

The actions have been approved by unanimous written consent our board of directors and by the written consent of the holders of a majority of our voting shares.  As a result, the foregoing actions are approved by the stockholders of the company and neither a meeting of the stockholders nor additional written consents are necessary.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The actions described will become effective at the opening of business on first day after the 20th day after the date of mailing this Information Statement (the “Effective Date”).

We are mailing the Information Statement on or about March 14, 2016 to stockholders of record of the company at the close of business on the day immediately preceding the date of mailing (the “Record Date”).

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Jacob DiMartino

Phoenix, Arizona

March 14, 2016

APPRAISAL RIGHTS

Nevada law does not provide for any right of appraisal or redemption in connection with the amendment to our Articles of Incorporation.

EFFECTIVE TIME

The amendment to our Articles of Incorporation will be effective in the State of Nevada on the last to occur of the following (the “Effective Time”):

•

the date and time specified in a certificate of amendment meeting the requirements of Nevada Law, filed with the Secretary of State of Nevada; or

•

8:00 o’clock A.M. E.S.T. on the day after the twentieth day following the mailing of this Information Statement meeting the requirements of Rule 14c-101 of the Securities Act of 1934.

QUESTIONS AND ANSWERS

This Information Statement is first being sent to stockholders on or about March 14, 2016.  The following questions and answers are intended to respond to frequently asked questions concerning the increase in our authorized shares.  These questions do not, and are not intended to, address all the questions that may be important to you.  You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q: WHY IS THE COMPANY AMENDING ITS ARTICLES OF INCORPORATION?

A:  We are amending our Articles of Incorporation in order to increase the number of shares of our common stock we are authorized to issue in order to have additional shares available in the future. See “Reasons for our Increase in Authorized Shares.”

Q: HOW WILL THE INCREASE IN AUTHORIZED SHARES AFFECT OUR ARTICLES OF INCORPORATION AND BYLAWS?

A. The increase in authorized shares will be the only change to our Articles of Incorporation or Bylaws.

Q:  WHY ISN'T THE COMPANY HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE INCREASE IN AUTHORIZED SHARES?

A:  The board of directors has already approved the increase in authorized shares and has received the written consent of our shareholders who represent a majority of our outstanding voting shares.  Under the Nevada Revised Statutes and our Articles of Incorporation, this transaction may be approved by the written consent of a majority of the shares entitled to vote.  Since we already have received confirmation that a majority of our voting shares have approved the transaction discussed herein, a formal shareholders meeting is not necessary and represents a substantial and avoidable expense.

Q:  HOW WILL THE INCREASE IN AUTHORIZED SHARES AFFECT THE NUMBER OF SHARES OF CAPITAL STOCK WE ARE AUTHORIZED TO ISSUE?

A:  The number of shares we are authorized to issue will increase to 950,000,000.  850,000,000 are common shares and 100,000,000 are preferred shares.

Q:  HOW WILL THE INCREASE IN AUTHORIZED SHARES AFFECT OUR OWNERS, OFFICERS, DIRECTORS AND EMPLOYEES?

A:  Our officers, directors and employees will not change.  We will continue our business at the same locations and with the same assets.

Q:  HOW WILL THE ACTIONS DESCRIBED HERE AFFECT MY SECURITIES AND PERCENTAGE OF OWNERSHIP OF THE COMPANY?

A:  The action described in this Information Statement will not affect your securities or your percentage of ownership on the company.

Q:  WHO WILL PAY THE COSTS OF THE INCREASE IN AUTHORIZED SHARES?

A.  We will pay all of the costs associated with the increase of authorized shares in Nevada, including distributing this Information Statement.  We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock.  We do not anticipate contracting for other services in connection with the increase in authorized shares.

REASONS FOR OUR INCREASE IN AUTHORIZED SHARES

We are amending our Articles of Incorporation in order to have additional shares of common stock available when opportunities arise in the future.  We have no present plans for the issuance of additional shares of common stock.

Business of Raadr Inc.

Raadr, Inc. is a software platform which allows for proactive social network monitoring, sentiment analysis and influencer discovery. For more information, please visit: www.raadr.com.

DIRECTORS AND EXECUTIVE OFFICERS

Jacob DiMartino has been president and a director since May 12, 2014 and chief executive officer from December 24, 2012 to May 12, 2014 and since January 18, 2015.

NAME	AGE	POSITION

Jacob DiMartino	36	President, Chief Executive Officer and Director

VOTING SECURITIES & OWNERSHIP THEREOF

BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists the beneficial ownership of shares of the company’s Common Stock by (i) all persons and groups known by the company to own beneficially more than 5% of the outstanding shares of the company’s Common Stock, (ii) each director and nominee, (iii) each person who held the office of Chief Executive Officer at any time during the year ended December 31, 2015, (iv) up to two executive officers other than the Chief Executive Officer who were serving as executive officers on December 31, 2015 and to whom the company paid more than $100,000 in compensation during the last fiscal year, (v) up to two additional persons to whom the company paid more than $100,000 during the last fiscal year but who were not serving as an executive officer on December 31, 2015, and (vi) all directors and officers as a group.  None of the directors, nominees, or officers of the company owned any equity security issued by the company’s subsidiaries.  Information with respect to officers, directors and their families is as of December 31, 2015 and is based on the books and records of the company and information obtained from each individual.  Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission.  Unless otherwise stated, the business address of each individual or group is the same as the address of the company’s principal executive office.

	Number of Shares Owned Beneficially		Percentage Ownership
Name and Address of Beneficial Owner(1)	Common Shares	Preferred Shares	Preferred Shares	Common Shares(8)

Jacob DiMartino President, Chief Executive Officer and Director	10,000,000	1,000,000(6)	100%(7)	8.35%

Frederick Lawrence 16540 E. El Lago Blvd. #40 Fountain Hills, AZ 85268	10,223,000(9)	15,625(10)	4.81%(11)	8.54%(9)

Richard Hybner(2) 12235 S Honah Lee Ct Phoenix, AZ 85044	8,475,000(12)	37,500(13)	11.54%(11)	7.08%(12)

PBDC LLC(3) 1525 NE 1st Ave Fort Lauderdale, FL 33304	10,000,000	0	0%	8.35%

World Market Ventures, LLC(4) 1835 E. Hallandale Bch Blvd, #686 Hallandale Beach, FL 33009	7,155,696	0	0%	5.98%

Enterprise Solutions, LLC(5) 1007 N Federal Hwy #172 Fort Lauderdale, FL 33304	6,329,355	0	0%	5.29%

Michael L. Robinson 15139 E Cholla Crest Trail Fountain Hills, AZ 85268	9,050,000	0	0%	7.56%

Harold Sciotto 3812 N Gilantin Mesa, AZ 85215	7,623,864	0	0%	6.37%

All Officers & Directors As a Group (1 Person)	10,000,000	1,000,000	100%	8.35%

(1)

The address of each person, unless otherwise noted, is 2432 West Peoria Ave, Suite 1346, Phoenix, AZ 85029.

(2)

Richard Hybner was chief executive officer from May 12, 2014 to January 17, 2015.

(3)

The natural person with dispositive authority over securities of the company is Adrian McKenzie, Managing Member, at the above address.

(4)

The natural person with dispositive authority over securities of the company is Chad Curtis, Managing Member, at the above address.

(5)

The natural person with dispositive authority over securities of the company is Joseph Babiak, Managing Member, at the above address.

(6)

Jacob DiMartino owns 1,000,000 shares of Series E preferred stock of the company.  The outstanding shares of Series E preferred have the right to take action by written consent or vote based on the number of votes equal to twice the number of votes of all outstanding shares of common stock. As a result, Jacob DiMartino has 2/3rds of the voting power of all shareholders at any time corporate action requires a vote of shareholders.

(7)

Jacob DiMartino owns 100% of the outstanding Series E preferred stock of the company.

(8)

These percentages were calculated based on a total of 119,721,984 shares of our common stock outstanding as of January 27, 2016 (the date the board of directors and stockholders holding a majority of our voting shares authorized the increase in authorized shares), unless otherwise noted.

(9)

This number was calculated based on the shareholder owning 9,973,000 shares of common stock outstanding as of January 27, 2016, plus 250,000 shares of common stock issuable on conversion of Series B convertible preferred stock.

(10)

Frederick Lawrence owns 15,625 shares of Series B convertible preferred stock of the company.  Each share of Series B convertible preferred stock shall be convertible at any time and from time to time into sixteen shares of common stock.

(11)

This percentage was calculated based on 324,875 shares of Series B convertible preferred stock outstanding.

(12)

This number was calculated based on the shareholder owning 7,875,000 shares of common stock outstanding as of January 27, 2016, plus 600,000 shares of common stock issuable on conversion of Series B convertible preferred stock.

(13)

Richard Hybner owns 37,500 shares of Series B convertible preferred stock of the company.  Each share of Series B convertible preferred stock shall be convertible at any time and from time to time into sixteen shares of common stock.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation of our Chief Executive Officer, and the most highly compensated employees and/or executive officers who served at the end of the fiscal years December 31, 2015 and 2014, and whose salary and bonus exceeded $100,000 for the fiscal years ended December 31, 2015 and 2014, for services rendered in all capacities to us. The listed individuals shall be hereinafter referred to as the “Named Executive Officers.”

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Richard Hybner, Chief Executive Officer(1)	2015 2014	80,000 80,000	-0-	-0-	-0-	-0-	-0-	-0-	80,000 80,000

Jacob DiMartino, President, CEO and Director(2)	2015 2014	80,000 80,000	-0-	-0-	-0-	-0-	-0-	-0-	80,000 80,000

(1)  Richard Hybner was chief executive officer from May 12, 2014 to January 17, 2015.

(2)  Jacob DiMartino has been president and a director since May 12, 2014 and chief executive officer from December 24, 2012 to May 12, 2014 and since January 18, 2015.

Board of Directors and Committees

Each director holds office until the next annual meeting of shareholders and until his successor is elected and qualified.  At present, the Company’s bylaws require no less than one director.  Currently, there is one director of the Company.  The bylaws permit the Board of Directors to fill any vacancy and the new director may serve until the next annual meeting of shareholders and until his successor is elected and qualified.  Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board.  There are no family relations among any officers or directors of the Company.  At present, the Board of Directors has established an audit, executive and compensation committees.  However, no members have been appointed to any of the committees.

Employment Agreements

Currently, we have no employment agreements with any of our Directors or Officers. However, Richard Hybner was covered by an employment agreement during the term of his employment.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our Common Stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC.  Executive officers, directors, and greater-than-ten percent holders are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the Forms 3 and 4 and amendments thereto furnished pursuant to Rule 16a-3(c) during its most recent fiscal year and Form 5 and amendments thereto furnished with respect to our most recent fiscal year, and any written representations to the effect that no Form 5 is required.

To the best of our knowledge, no person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock, or any other reporting person (as defined in Item 405 of Regulation S-K) (“reporting person”), failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal year: 2015.

Outstanding Equity Awards at Fiscal Year-End.

There were no unexercised options; stock that had not vested; or equity incentive plan awards for any of our Directors or Officers in the last two years.

ADDITIONAL INFORMATION

There have been no proposals for action submitted to the company by any stockholders other than the proposals which are the subject of this Information Statement.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and amendment.  Your consent to the actions is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

RAADR, INC.

DATED: March 14, 2016

EXHIBIT A

FORM OF CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

BARBARA K. CEGAVSKE

Secretary of State

202 North Carson Street

Carson city, Nevada 89701-4201

(775) 684-5708

Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Raadr, Inc.

2.The articles have been amended as follows: (provide article numbers, if available)

ARTICLE V. Capital Stock. The total amount of shares we are authorized to issue is being increased from 500,000,000 shares to 950,000,000 shares, of which 850,000,000 shares are common stock, par value $0.001, and 100,000,000 shares are preferred stock, par value $0.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:  66.67%

4. Effective date of filing: (optional)

5. Signature: (required)

X___________________________

Signature of Officer